Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions
2. Acquisitions

In the fourth quarter of 2011, the Company acquired the remaining outstanding stock of Les Colorants Wackherr do Brasil (“Les Colorants”), a distributor of cosmetic ingredients in Brazil, for $4.6 million, which is net of the cash acquired.

Prior to the acquisition, the Company owned 50% of Les Colorants, a non-controlling interest. ASC 805, Business Combinations, requires that upon acquiring a controlling interest, the acquirer remeasure its previously held interest in the acquiree at its acquisition date fair value and recognize the gain or loss in earnings. The Company revalued its previously held interest in Les Colorants using a market approach and recognized a pre-tax gain of $3.6 million in earnings in the fourth quarter of 2011, included in selling and administrative expense in the Corporate & Other segment in the Consolidated Statement of Earnings. There is no tax impact of the gain. The final allocation of the purchase price for Les Colorants combined with the revaluation of the previously held interest resulted in goodwill and intangibles of $8.7 million. This acquisition has been accounted for as a purchase and the results of the entity's full operations have been included in the consolidated financial statements in the Color segment since the date of acquisition.

Also in the fourth quarter of 2011, the Company completed the acquisition of the remaining outstanding stock of LCW Polska, a cosmetic color and ingredients company located in Poznań, Poland. Prior to the acquisition, the Company owned 75% of LCW Polska. The acquisition is not material to the Company's consolidated financial statements.